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This is filed pursuant to Rule 497(c).
File Nos. 33-49530 and 811-06730.

















































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(LOGO)(R)

                                     ALLIANCE PREMIER GROWTH FUND
                                                 November 1, 1995

Supplement to Prospectus dated November 1, 1995 for Missouri
Investors

    Prospective Missouri investors should consider the fact that the Fund's portfolio turnover rate could, under some conditions, exceed 150%. A 150% turnover rate is greater than most other investment companies, including those which emphasize capital appreciation as a basic policy. A high portfolio turnover rate increases transactions costs and incidence of short-term capital gain taxable as ordinary income.


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(R):  This is a registered mark used under license from the owner, Alliance Capital Management L.P.































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